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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JULY 30, 1998
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                Date of Report (Date of earliest event reported)

         FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., (as depositor under the Pooling and Servicing Agreement dated as of July 1, 1998, which forms FURST Mortgage Loan Trust 1998-B, which issued Mortgage Pass-Through Certificates, Series 1998-B).





           FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        NORTH CAROLINA                   333-3574               56-1967773
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(State or Other Jurisdiction of  (Commission File Numbers)  (I.R.S. Employer
        Incorporation)                                      Identification No.)



301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA                  28228-0600
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(Address of Principal Executive Offices)                             (ZIP code)

                                 (704) 383-3624
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)





                        Exhibit Index appears on Page 5


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ITEM 5.  OTHER EVENTS.

         On July 30, 1998 (the "Closing Date"), a single series of certificates, entitled First Union Residential Securitization Transactions, Inc., FURST Mortgage Loan Trust 1998-B, Mortgage Pass-Through Certificates, Series 1998-B (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of July 1, 1998, attached hereto as Exhibit 4.1, among First Union Residential Securitization Transactions, Inc. as depositor (the "Registrant"), First Union National Bank as seller (the "Seller"), as master servicer and as trust administrator, and Norwest Bank Minnesota, National Association as trustee (in such capacity, the "Trustee") and document custodian. The Certificates consist of twenty-eight classes identified as the "Class 1A-1 Certificates," the "Class 1A-2 Certificates," the "Class 1A-3 Certificates," the "Class 1A-4 Certificates," the "Class 1A-5 Certificates," the "Class 1A-6 Certificates," the "Class 1A-7 Certificates," the "Class 1A-8 Certificates," the "Class 1A-9 Certificates," the "Class 1A-10 Certificates," the "Class 1A-11 Certificates," the "Class 1A-12 Certificates," the "Class 1A-PO Certificates," the "Class 1A-WIO Certificates," the "Class A-R Certificates," the "Class 1M Certificates," the "Class 1B-1 Certificates," the "Class 1B-2 Certificates," the "Class 1B-3 Certificates," the "Class 1B-4 Certificates," the "Class 1B-5 Certificates," the "Class 2A Certificates," the "Class 2M Certificates," the "Class 2B-1 Certificates," the "Class 2B-2 Certificates," the "Class 2B-3 Certificates," the "Class 2B-4 Certificates" and the "Class 2B-5 Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of two pools of fixed-rate, first-lien mortgage loans (the "Mortgage Loans") secured by mortgages, security deeds or deeds of trust on primarily one- to four-family residential properties, all monies received thereunder on or after a specified cut-off date, security interests in the properties which secure the Mortgage Loans and certain other property. The aggregate principal balance of the Mortgage Loans that were conveyed to the Trust Fund on the Closing Date as of July 1, 1998 (the "Cut-Off Date") was $478,463,912.73.

         The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-PO, Class 1A-WIO, Class A-R, Class 1M, Class 1B-1, Class 1B-2, Class 2A, Class 2M, Class 2B-1 and Class 2B-2 Certificates were publicly offered, as described in a Prospectus, dated July 24, 1998, and a Prospectus Supplement, dated July 24, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits:

                  1.1(a) Underwriting Agreement, dated July 24, 1998, among First Union Residential Securitization Transactions, Inc., First Union National Bank, First Union Capital Markets, a division of Wheat First Securities, Inc. and Salomon Brothers Inc.

                  1.1(b) Underwriting Agreement, dated July 24, 1998, among First Union Residential Securitization Transactions, Inc., First Union National Bank, First Union Capital Markets, a division of Wheat First Securities, Inc., and PaineWebber Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of July 1, 1998, among First Union Residential Securitization Transactions, Inc. as depositor, First Union National Bank as seller, master


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                           servicer and as trust administrator and Norwest Bank
                           Minnesota, National Association, as trustee and document custodian.

                  4.2 Mortgage Loan Purchase Agreement, dated as of July 1, 1998, between First Union Residential Securitization Transactions, Inc. and First Union National Bank.

                  8.1      Opinion of Kilpatrick Stockton LLP as to tax matters.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST UNION RESIDENTIAL SECURITIZATION
                                          TRANSACTIONS, INC.


                                          By:  /s/ Pearl Wilson Bassard
                                               ---------------------------------
                                               Pearl Wilson Bassard, Vice
                                                President


Date:  August 13, 1998



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EXHIBIT INDEX


      EXHIBIT NUMBER       DESCRIPTION
          1.1(a)           Underwriting Agreement, dated July 24, 1998, among
                           First Union Residential Securitization Transactions,
                           Inc., First Union National Bank, First Union Capital
                           Markets, a division of Wheat First Securities, Inc.
                           and Salomon Brothers Inc.

          1.1(b)           Underwriting Agreement, dated July 24, 1998, among
                           First Union Residential Securitization Transactions,
                           Inc., First Union National Bank, First Union Capital
                           Markets, a division of Wheat First Securities, Inc., and PaineWebber Incorporated

           4.1             Pooling and Servicing Agreement, dated as of July 1,
                           1998, among First Union Residential Securitization
                           Transactions, Inc. as depositor, First Union National
                           Bank as seller, master servicer and trust administrator and Norwest Bank Minnesota, National
                           Association, as trustee and document custodian.

           4.2             Mortgage Loan Purchase Agreement, dated as of April
                           1, 1998, between First Union Residential
                           Securitization Transactions, Inc. and First Union
                           National Bank.

           8.1             Opinion of Kilpatrick Stockton LLP as to tax matters.










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